                                                              EXHIBIT (h)(9)(b)

                  AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT

   Pursuant to the Participation Agreement, made and entered into as of the 2nd day of October, 2000, by and among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York, the parties do hereby agree to an amended Appendix B as attached hereto.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on __________, 2003.

                                           THE UNITED STATES LIFE INSURANCE
                                           COMPANY IN THE CITY OF NEW YORK
                                           By its authorized officer,

                                           By:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------

                                           NEUBERGER BERMAN ADVISERS MANAGEMENT
                                           TRUST
                                           By its authorized officer,

                                           By:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------

                                           NEUBERGER BERMAN MANAGEMENT INC.
                                           By its authorized officer,

                                           By:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------

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                                                             As of ______, 2003

                                  APPENDIX B

             Separate Accounts and
             Contracts                  Selected Portfolios
             ---------                  -------------------
             The United States Life
             Insurance Company
             In the City of New York
             Separate Account
             USL VL-R (August 8, 1997)

             Platinum Investor VUL      Mid-Cap Growth
             Platinum Investor Survivor
             Platinum Investor PLUS
             Platinum Investor
             Survivor II
             Platinum Investor III

             The United States Life
             Insurance Company
             In the City of New York
             Separate Account
             USL VA-R (August 8, 1997)

             Platinum Investor IVA      Mid-Cap Growth

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